UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 4, 2023

Bright Health Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40537	47-4991296
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Norman Center Drive Suite 900, Minneapolis, Minnesota	55437
Address of Principal Executive Office	(Zip Code)
(612) 238-1321
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BHG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02. Results of Operations and Financial Condition.

On May 9, 2023, Bright Health Group, Inc. (the “Company”) issued a news release announcing its financial results for the first quarter ended March 31, 2023. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in Item 2.02 and Exhibit 99.1 of this Current report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 4, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”).. There were 522,637,137 shares of common stock represented at the Annual Meeting. The stockholders of the Company voted as follows on the following matters at the Annual Meeting:

1.    Election of Directors. The four Class II directors standing for election to serve until the 2024 annual meeting of stockholders were elected at the Annual Meeting based upon the following votes:

	FOR	WITHHELD	BROKER NON-VOTE
Stephen Kraus	422,477,292	4,271,556	95,888,289
Jeffrey R. Immelt	407,284,416	19,464,432	95,888,289
Linda Gooden	420,297,806	6,451,042	95,888,289
Manuel Kadre	398,185,725	28,563,123	95,888,289

2.    Ratification of the appointment of Deloitte & Touche LLP. The appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023 was ratified based upon the following votes:

FOR	AGAINST	ABSTAIN
517,962,492	4,034,779	639,866

3.    Non-binding advisory vote on executive compensation. The compensation of the Company’s named executive officers for 2022 was approved on a non-binding advisory basis based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
420,220,893	6,064,509	463,446	95,888,289

4.    Bright Health Group, Inc. Amended and Restated 2021 Omnibus Plan. The Bright Health Group, Inc. Amended and Restated 2021 Omnibus Plan was approved based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
387,572,664	38,753,289	422,895	95,888,289

5.    Reverse Stock Split. The Reverse Stock Split Proposal was approved based upon the following votes:

FOR	AGAINST	ABSTAIN
515,981,997	6,402,874	252,266
Item 8.01 Other Events

On May 4, 2023, the Company held its Annual Meeting. As noted in Item 5.07 above, one of the items submitted to security holders at the Annual Meeting was an amendment to the Company's Ninth Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio of not less than 1-for-15 and not greater than 1-for-80 (the “Reverse Stock Split”), with the exact ratio and effective time of the Reverse Stock Split to be determined by the Board of Directors of the Company (the "Board") at any time within one year of the date of the Annual Meeting (the “Reverse Stock Split Proposal”). The Reverse Stock Split Proposal was approved by the Company's stockholders at the Annual Meeting and, on May 5, 2023, the Board approved a reverse stock split ratio of 1-for-80 and an effective date of May 19, 2023 for the Reverse Stock Stock Split.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	News Release, dated May 9, 2023
104	The cover page from the Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHT HEALTH GROUP, INC.

Date:	May 9, 2023	By:	/s/ Jeff Craig
		Name:	Jeff Craig
		Title:	General Counsel and Corporate Secretary